                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   Form 8-K/A

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 4, 2004

                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                   333-86366-09               13-3411414
     (State or Other           (Commission File Number)      (I.R.S. Employer
Jurisdiction Incorporation)                               Identification Number)

                               383 Madison Avenue
                            New York, New York 10179
                          (principal executive offices)
        Registrant's telephone number, including area code (212) 272-2000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 14e-4(c) under the Exchange
    Act (17 CFR 240.14e-4(c))

Item 8.01         Other Events

         On November 4, 2004, Bear Stearns Commercial Mortgage Securities Inc.
(the "Company") entered into a Pooling and Servicing Agreement, dated as of
November 1, 2004, by and among the Company, as depositor, Wells Fargo Bank,
National Association, as master servicer (the "Master Servicer"), ARCap
Servicing, Inc., as special servicer (the "Special Servicer"), LaSalle Bank
National Association, as trustee (the "Trustee"), ABN AMRO Bank N.V., as fiscal agent (the "Fiscal Agent"), and Wells Fargo Bank, National Association, as
paying agent and certificate registrar (the "Paying Agent and Certificate
Registrar"), providing for the Company's Commercial Mortgage Pass-Through
Certificates, Series 2004-TOP16. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

            An incorrect version of the Pooling and Servicing Agreement was filed as Exhibit 4.1 by the Company with the Commission under the Current
Report on Form 8-K bearing a Date of Report of November 4, 2004 (the "Original
Filing"). The Exhibit hereto replaces the Original Filing. The Exhibit hereto supersedes and is deemed to be substituted for the Original Filing.

Section 9   Financial Statements and Exhibits

Item 9.01.       Financial Statements and Exhibits

                 (a)   Financial Statements of Business Acquired Not applicable.

                 (b)   Pro Forma Financial Information Not applicable.

                 (c)   Exhibits:

Exhibit No.           Description
-----------           -----------
99.1                  Pooling and Servicing Agreement, dated as of November 1,
                      2004, by and among the Company, the Master Servicer, the
                      Special Servicer, the Trustee, the Fiscal Agent, the
                      Paying Agent and Certificate Registrar.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 19, 2005

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.

By: /s/ Richard A. Ruffer Jr.
    -----------------------------------
    Name: Richard A. Ruffer Jr.
    Title: Vice President